UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2008

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

903 Calle Amanecer, Suite 100 San Clemente, California	92673
(Address of Principal Executive Office)	(Zip Code)

(949) 369-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At the 2008 annual meeting of stockholders held on May 7, 2008, the stockholders of Sunstone Hotel Investors, Inc. (the “Company”) approved the Sunstone Hotel Investors, Inc. Executive Incentive Plan (the “Plan”). The Board of Directors of the Company unanimously approved the Plan on April 7, 2008, subject to stockholder approval. Any equity-based award under the Plan will be granted under the Company’s 2004 Long-Term Incentive Plan, which is included in the Company’s Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2007.

A description of the Plan is included in the Company’s Proxy Statement (the “Proxy Statement”) filed with the SEC on April 7, 2008 under the heading “Proposal 3: Approval of the Sunstone Hotel Investors, Inc. Executive Incentive Plan.” The description of the Plan is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Plan, which is attached to the Proxy Statement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Portions of the Company’s Proxy Statement on Schedule 14A filed on April 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: May 13, 2008	By:	/s/ Kenneth E. Cruse
Kenneth E. Cruse
Chief Financial Officer